Exhibit 99.1

Event Name: 6th Annual Craig-Hallum Alpha Select Conference

Company Name: WidePoint Corporation

Date: September 17, 2015

<< Jim McCubbin, Chief Financial Officer, Widepoint Corporation >> Hello everyone! Thank you for attending our presentation today. Again, my name Jim McCubbin. I am the chief financial officer of Widepoint Corp. And this is the Craig-Hallum Alpha Select Conference. With that, I do need to trust that anything I say is harbored under the safe harbor provisions so any statements that I may say that would, will, expect, estimate, anticipate, believe and were construed to be forward looking are just that, forward looking statements. With that, and you want to spend a little time and introducing all of you to Widepoint, our story, what we’re doing, what we believe the opportunity is for the company today as well as in the future, and what events are driving the circumstances surrounding that. One, Widepoint simply enough, we are really addressing all things mobile. What we do is we protect and manage the integrity of communications for organizations with elegant, easy to use and cost effective solutions. Our mandate has been to help large, diverse organizations look at how they see their telecom spend, how they can address the full life cycle of managing devices, how to optimize their spend, how to make sure that an end of life cycle provision is taken care of where they don’t have any security leaks with those devices as they come to and end, as well as providing analytics so that organizations can understand clearly what they have to work with, as well as some consulting to help people get started in what is in itself, a complicated process that we make simple for them and we are wrapping this round a secure capability in addressing the porous nature of mobility. When I say porous is in today’s world we move beyond the internal boundaries of what was a very protected environment for a company’s just intranet. Now, we have mobility which has created lots of opportunities for people to come in through different ways because of how smart phones have developed as well as other devices are propagating things in the environment. With that, Widepoint is a NYSE company listed with headquarters in Mclean, Virginia. We have approximately 300 employees in North America and Europe. We’re serving federal, state, local, and commercial customers globally. Last year, we had revenues of approximately $53,000,000. This year, our revenue expectations are somewhere in the range of seventy to eighty million dollar range. Right now, we will be addressing an outlook for where we believe as we narrow that range later on in the presentation. We also have a multiyear growing pipeline of recurring sticky revenues really driven by two major events. One, propagating and developing new technologies within devices for security and two, a major DHS opportunity that we’re bringing online that was awarded to us in the beginning of this year that we started from the department of homeland security. That’s a quick profile of the company and am going to go into a little bit more detail. Most of our presentation today is going to we’re focused on the security almonds because there’s a lot of interest in what we’ve been doing there and where this is leading the company, but I will do an update on other parts of the business towards the end of presentation.

One, the security market opportunity. We started managing devices for the federal government. We’ve gone out and propagated that into state and local municipalities as well as for commercial users. We also had developed some security technologies and an ecosystem for credentialing for Federal government’s users where we were in architect as well as taking it out for the interplay and interviews between Federal government contractors and literally any government entrance. With this, it was the beginning of the start of building an expertise in identity management and information assurance. We’ve been doing it for a long time, it’s complex, and we’ve gotten very, very good at it. The team that does that we’re extremely proud of. They’ve built a wonderful reputation but we’ve also noticed that as the mobile world evolved that the poorest nature was creating a lot of problems for large organizations. The biggest issue was that every organization had to figure out how to identify who was accessing their networks. They needed to figure out how to improve the traditional approach from passwords and ID cards because they’re outdated and they were extremely highly vulnerable to unauthorized access. In fact, then become such a problem that 43% of companies had data breach in the past year. In fact there was 3000 known fortune 100 network breaches in 2014 alone. Given that, we knew a new approach was needed and we knew that this problem was not going to go away. In fact, just with what happened in the Federal government earlier in the year with a massive breach in itself exposed how prevalent this is in every part of our society and in every organization that exist today. So, we’ve been working on a solution to solving this problem for large, diverse organizations and a lot of that was built around a secured identity, a cost effective, fully scalable, multi-platform that was proven to be cloud based, proven to be robust, proven to be simple. What we did was we developed a first market mobility security first offering. It was a Federated again today assurance and device management system that we built and have been building across multiple hardware and operating systems. We’re taking this and combining it with a lot of our mobile management expertise that converging so we can literally now not just manage devices, but we can converge the ability to secure those devices as well. With a simple approach for these large, diverse organizations there’s a very, very robust exciting opportunity point put a lot of time and effort into starting to bring this to market looking at some of the drivers and partners in fact, as we’ve started assembling our solutions and why. As I said, over 3000 corporate web sites were hacked in 2014. We believed, after talking to our partners, that this is a 100,000,000 device addressable market place. The key market drivers also for us to develop a solution was something cost effective, literally driving a person to the kit, per month premium cost of anywhere from one to five dollars and on average you. So, we knew the drivers we knew how to achieve the results were looking at, but we needed partners to do that and we knew we had to address the headset OEM manufacturers. We had to address some security expertise that we need to build within our infrastructure as well as we needed some channel participation to help propagate this because we could not do it by ourselves given the scale of the opportunity and if we won and our hands wrapped around as big of a chunk of it as possible. So, with that we’ve approached LG, Kyocera, Samsung, as well as AT&T, British Telecom and several other carriers to see what they thought of this opportunity and they actually were very excited about it and with that, we started out on this journey of building a solution set in 2015. I’m going to be getting into a bit of a product profile of what we in fact have accomplished in and short term, but if you look at 2014 and 2015, we have managed to develop the secured solution, prepared to go to market, built a team of OEM Partners, built channel partners that we could wrap this around and allow us to scale in years 2016, 2017, and 2018 that already had “ins” with major customers. That’s what we achieved so far nine months into 2015. The things that we could control and that we executed flawlessly on and a lot of that credit goes to the team who built it.

So, let’s talk a little bit about the product roadmap and what it is in fact, that we’ve built. There’s four basic solutions that we are addressing. One, a certificate on a device, such as a mobile device like this that’s addressable for an individual, literally a digital credential that would be attached to a mobile device and imbedded on it. Two, a capability where we could also allow a drive credential, so somebody’s digital ID went to a vetting process it could literally then, that individual could drive their ID to other associated digital credentials around them. The third product set that we been developing is also than applying an actual identity to a device. So, it would be separate from the individual so it could lock down and be more secure. And then, ultimately what we’re finalizing on this product roadmap is also a solution that is putting a certificate and a credential onto the Internet of things where you look at devices such as IP cameras, airplanes, all sorts of different smart and dumb devices that are starting to propagate themselves throughout the marketplace. These are the four areas that we been investing in in 2015 and will continue to invest in 2016 and into 2017 in conjunction with our partners. Who are those partners? Well, right now we’ve already developed a certain device for the identity for the individual and the credentialed for the dry prudential with Spyrus, with Samsung, with Kyocera, HTC, we’re finishing up with Apple and LG. We’re quite proud of the accomplishments we’ve made so far in 2015 and where we believe we will continue to develop in 2016. It’s very, very exciting. The product roadmap is set has been bought off by the OEM Partners, has been bought off by our channel partners. So, it’s one thing to build something that we believe a lot of people have interest and, but what is the pricing of the market opportunity well, as you know we believe there’s 100,000,000 device and growing marketplace. There’s a lot of things out there. Our pricing strategy is on a certificate on a device for the person, the identity where there’s vetting. The pricing is sat between five and $10.00 per month. After that, on that drived credential, it’s one to five dollars a month. This is where you don’t have to go through a heavy vetting process and literally, you could drive it to other things around you. As it goes to the actual device certification, we’re looking at about one to $2.00 a month and literally when we get in to propagating this on to the certain device for the Internet of things were looking at probably $1.00 a month or less just because there’s so many. You get into huge volumes with this. The opportunity is truly tremendous when you look it just Health Care alone. Look at Financial Services. Look at the Federal government. This is how were pricing out this go to market strategy. How are we really going to market? Well, right now on the commercial side we have a lot of great lead to production now starting up with AT&T. In fact, we have several customers that we’re already early adopters in phase one and phase two of this process. Phase one is really a roadmap on how to deploy for larger organizations. Phase two is really putting up the infrastructure to allow this to work and propagate within a diverse system. The phase three is really going forward and deploying this to internal users and today’s four, to all the external users. The larger organizations’ process should overall take somewhere between one and two years, depending on their size and that builds and some time between the phase is as for propagating it beyond. At first commercial user we’re looking forward to rolling out in the fourth quarter. We’re extremely excited about that. And then, in 2016 we believe will be propagating that beyond. And now, for our AT&T relationships we’ve seen a whole other number of things coming on line with other customers, AT&T and a relationship we’re extremely happy with. So, with that we also are extremely happy with our relationships and development with Samsung, LG, Kyocera, and the approach to helping us to securitize these devices. Over the past nine months, we’ve worked in conjunction to make sure the integration works. We’ve made sure that everything that’s been pushed forward is NIS- approved. We are making sure that we have a very, very strong trust authority behind its because of all the interactions between large organizations and our Federal government. That’s what we’re doing in this environment. We’re very excited about it. We’ve made a lot of headway. We have had some timing delays because of things outside of our control where we had to get Samsung and LG had to get is some NIS certifications. We’ve had to get some NIS certifications, but a good part of this development effort is well along. So, what is that really meant? Well, we’re now starting to see contract awards and in fact, we’re finally seeing contract awards where we’re going to see revenue build starting in the fourth quarter with this. In fact, just recently we witnessed 6 ½ million in recent awards, three million of that in mobility awards. We have a near-term pipeline of 8 to 10,000,000 dollars and with 3 to 5,000,000 of that and device potential between the Federal and commercial marketplace, excluding anything we’re doing on the BTA for the Coast Guard and what may it be.

I do one and talk a little bit about the BTA as well. Outside of security, which is moving for quite nicely we’ve also had some delays with our remaining three agencies on our mobile device management.. As you know, and many of you know, we won a $600,000,000 contract with DHS and that was to roll out and really take care of their wireless and management of devices agencies wide. We’ve so far lockdown about $300,000,000 of that and we have another $300,000,000 that is our goal to capture. We’ve started to move that up because of some the complexities and some of the issues that the Federal government had. We’ve seen some delays with the Coast Guard, with the Secret Service, and with FEMA that we’re addressing now and we’re working through. These are opportunities that are still real, that are happening, they’re just happening a little bit slower. And that, what a take a little look at the trends and what all of this really means for the company. Well, as you can tell in quarter two, quarter three, and quarter four in revenues last year it started building because of the BTA. In quarter one, quarter two, in quarter three it’s fairly leveled off because we were now deployed with the agencies and the wins that we have. Now, looking forward we’re seeing a stepping stone in revenues in the fourth quarter and into next year as we bring on some of the new awards that we’re starting to recently realize and it’s a stepping stone pattern up. We’re very excited about this because the market opportunity in both cyber after it’s as well as the core base business and as we bring on these other agencies is a strong, sticky revenue base that does over time build upon itself up. With that, a few people have asked me some questions on margins flow. Margins, as revenues built have come down because there’s a low margin component with the DHS award that we have to bring online. So, as the revenues have built the margins on a percentage base have fallen off. As we bring on cyber awards and as we bring on other things, those margins will improve. As Coast Gguard comes on, we can see some volatility in those margins on a percentage basis, but on a real basis we just see the absolute basis just that building. Overall, it’s a very interesting time for Widepoint as we go through bringing on these clients and going to market. It’s been a challenging environment, but the nice thing is we know we have this to deploy and we’re just working through our way of doing it. The outlook for the company’s extremely bright. It’s sticky, the wins that we’re achieving we’re very happy with. Now, it’s just making it through the rest of the process.

So, with that why do we think Widepoint is a great market opportunity? Well, the two areas that we’re in mobility as well as security is really moving faster and expanding quicker than anybody has seen. Right now, we believe we’re in the right space. We have the technical competence a to do this we can deliver in such a way that it can be economical for our end users as well as elegant and simple and it can also work in a number of diverse, different environments. So, with that I want to thank you for this thing to our presentation today and all open the floor to any brief comments or questions.

Q&A Session

<<A Jim McCubbin, Chief Financial Officer, Widepoint Corporation >> Well, with that I want to thank everybody here for watching it. It’s been a very exciting, very, very full day at Craig-Hallum and I know we have a number of meetings left to go through for the rest of the day. Again, w’ere extremely excited about the prospects for Widepoint. We believe we have the tools. We believe we are the assets, the working capital, and the technologies to take this to the next level as we continue on our journey of supporting a secured and effectively managed mobile work force for our clients today and tomorrow. Thank you!